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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM 8-KA
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 14, 1994

______________________________UNITED CAPITAL CORP.______________________________
               (Exact name of registrant as specified in charter)

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
         DELAWARE                   1-10104              04-2294493
     (State or other              (Commission           (IRS Employer
     jurisdiction of              File Number)         Identification
      incorporation)                                        No.)
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_111 GREAT NECK ROAD, SUITE 401, GREAT NECK, NEW YORK 11021_
                     Address of principal executive offices

       Registrant's telephone number, including area code: (516) 466-6464

_______________________________________N/A______________________________________
         (Former name or former address, if changed since last report.)

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    ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) The  Registrant hereby amends  Item 7 of this  Form 8-K by including
            the  requisite  Financial   Statements  of   Kentile  Floors,   Inc.
            ("Kentile").

        (b) The requisite pro forma financial information of the Kentile acquisition was included in the Registrant's Form 10-Q for the quarter ended March 31, 1994.

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
            Exhibit
   (c)        No.                               Exhibits
           ---------  -------------------------------------------------------------
             99(a)    Amended and Restated Asset Purchase Agreement dated as of
                       July 9, 1993 by and between the Registrant and Kentile
                       Floors, Inc. (previously filed on this Report on Form 8-K).
             99(b)    Financial Statements of Kentile (filed herewith).
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   UNITED CAPITAL CORP.

Dated: May 27, 1994  By: /S/ DENNIS S. ROSATELLI________________________________
                         Dennis S. Rosatelli
                         Vice President and Chief
                         Financial Officer

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